SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          February 16 , 2000
                                                  -----------------------------

                            MISSISSIPPI POWER COMPANY
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             (Exact name of registrant as specified in its charter)


       Mississippi                         0-6849             64-0205820
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(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)        Identification No.)


                  2992 West Beach, Gulfport, Mississippi                39501
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               (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code          (228)  864-1211
                                                   ----------------------------


                                      N/A
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         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.


         (c)   Exhibits.

                 23    -     Consent of Arthur Andersen LLP.

                 27    -     Financial Data Schedule.

                 99    -     Audited Financial Statements of Mississippi Power
                             Company as of December 31, 1999.


                                       SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 MISSISSIPPI  POWER COMPANY


                                                 By  /s/Wayne Boston
                                                       Wayne Boston
                                                     Assistant Secretary

Date:    March 2, 2000